SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.  20549

                                           FORM 8-K

                         Current Report Pursuant to Section 13 or 15(d)
                            of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):  July 28, 1999

                                   Barnes Group Inc.
                                   -----------------
                 (Exact name of registrant as specified in its charter)

           Delaware                      1-04801                 06-0247840
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       (State or other jurisdiction   (Commission             (IRS Employer
          of incorporation)           File Number)       Identification No.)

            123 Main Street           Bristol, CT                 06010
            -----------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)

                                   (860) 583-7070
                                  ----------------
               Registrant's telephone number, including area code

                                         N/A
                                  ------------------
           (Former name or former address, if changed since last report)


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     Item 5.  OTHER INFORMATION.

           On July 28, 1999, Barnes Group Inc. issued a press release.
       A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Item 7. EXHIBITS.

           The following Exhibits are filed as part of this Report:

       Exhibit 99.1   Press Release issued July 28, 1999.

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                                      -3-

                                  SIGNATURES
                                -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 9, 1999                       BARNES GROUP INC.

                                            By: /s/ Signe S. Gates
                                                ------------------
                                                Signe S. Gates
                                                Senior Vice President,
                                                General Counsel & Secretary